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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): OCTOBER 26, 2006

                              WSI Industries, Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State Or Other Jurisdiction Of Incorporation)


        000-00619                                        41-0691607
(Commission File Number)                    (I.R.S. Employer Identification No.)


            213 Chelsea Road
             Monticello, MN                                  55362
(Address Of Principal Executive Offices)                  (Zip Code)


                                 (763) 295-9202
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items under Sections 1 and 3 through 7 are not applicable and therefore omitted.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

WSI Industries, Inc. (the "Company") hereby furnishes a press release, issued on October 26, 2006, disclosing material non-public information regarding its results of operations for the quarter and fiscal year ended August 27, 2006.

ITEM 8.01 OTHER EVENTS

Through the press release issued on October 26, 2006, the Company also announced that its Board of Directors has declared a dividend of $.0375 per share of common stock payable November 22, 2006 to holders of record on November 8, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
-----------      -----------------------------------------
99.1             Press Release issued on October 26, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WSI INDUSTRIES, INC.


                                        By: /s/ Michael Pudil
                                            ------------------------------------
                                            Michael Pudil
                                            President and Chief Executive
                                            Officer

Date: October 27, 2006